UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010 (August 2, 2010)

AMERICAN REPROGRAPHICS COMPANY
 (Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 949-5100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 3, 2010, American Reprographics Company issued a press release reporting its financial results for the second quarter of 2010. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of American Reprographics Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

Additional 2010 Voluntary Temporary Base Salary Reductions

On August 2, 2010, in connection with continued cost reduction initiatives, American Reprographics Company entered into amendments to the Executive Employment Agreements with each of Kumarakulasingam Suriyakumar, President and Chief Executive Officer; Jonathan R. Mather, Chief Financial Officer; Rahul K. Roy, Chief Technology Officer; and Dilantha Wijesuriya, Senior Vice President – National Operations, pursuant to which each such officer has agreed to a voluntary temporary 5% reduction in base salary, effective July 24, 2010 through December 31, 2010 (the “Five Percent Base Salary Reduction”). The Five Percent Base Salary Reduction is in addition to the previously-disclosed temporary 10% base salary reduction for fiscal year 2010.

The foregoing summary of the amendments to the Executive Employment Agreements is not a complete description of the terms of such amendments and is qualified by reference to the full text of such amendments, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated August 3, 2010

10.1	Sixth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Kumarakulasingam Suriyakumar

10.2	Fourth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Jonathan R. Mather

10.3	Fifth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Rahul K. Roy

10.4	Third Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Dilantha Wijesuriya

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2010

AMERICAN REPROGRAPHICS COMPANY

By: /s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release, dated August 3, 2010

10.1	Sixth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Kumarakulasingam Suriyakumar

10.2	Fourth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Jonathan R. Mather

10.3	Fifth Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Rahul K. Roy

10.4	Third Amendment to Executive Employment Agreement, dated August 2, 2010, by and between American Reprographics Company and Dilantha Wijesuriya